As filed with the Securities and Exchange Commission on July 12, 2005

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 2005


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                      1-5706                58-0971455
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 (State or other jurisdiction of  (Commission File Number)    (IRS Employer
         incorporation)                                     Identification  No.)

 8000 Tower Point Drive, Charlotte, NC                          28227
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:        (704) 321-7380
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          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

     On July 8, 2005, Metromedia International Group, Inc. (the "Company") entered into an Amendment (the "Amendment") with First National Holding S.A., a societe anonyme organized under the laws of Luxembourg ("FNH"), Emergent Telecom Ventures S.A., a societe anonyme organized under the laws of Switzerland ("ETV"), and Pisces Investment Limited, a company organized under the Companies Law of Cyprus and wholly-owned subsidiary of FNH and ETV ("Pisces," and together with FNH and ETV, the "Buyers"), pursuant to which the Company and the Buyers agreed to amend certain provisions of that certain Share Purchase Agreement, dated as of February 17, 2005 (as amended by that certain letter agreement among the Company and the Buyers, dated June 14, 2005, the "Purchase Agreement"), by and among the Company and the Buyers.

     Under the terms of the Amendment, the condition precedent to the closing of the sale of the Company's interest in PeterStar that called for a vote by holders of a majority of the Company's issued and outstanding common stock has been eliminated. Following a reexamination of its assets, the Company believes that approval by holders of a majority of the Company's issued and outstanding common stock is not required as a matter of law and that all remaining conditions precedent to closing have been or will soon be satisfied. Accordingly, the Amendment provides that the closing of the transactions contemplated by the Purchase Agreement will occur on August 8, 2005 or on such other date as the Company and the Buyers otherwise agree.

     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

     The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(c)  Exhibits:

     10.1 Amendment, dated as of July 8, 2005, by and among Metromedia International Group, Inc., First National Holding S.A., Emergent Telecom Ventures S.A. and Pisces Investment Limited.

     99.1 Press Release of Metromedia International Group, Inc., dated July 11, 2005.


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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               METROMEDIA INTERNATIONAL GROUP, INC.


                               By: /S/ HAROLD F. PYLE, III
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                                    Name:  Harold F. Pyle, III
                                    Title: Executive Vice President Finance,
                                           Chief Financial Officer and Treasurer

Date: July 12, 2005
Charlotte, NC